UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K/A
Amendment No. 1
_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-50863

Date of Report: April 25, 2008

CENTALE, INC.

(Exact name of registrant as specified in its charter)

New York	22-3621870
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

37 Hamburg Street, East Aurora, NY	14052
(Address of principal executive offices)	(Zip Code)

(716) 714-7100

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

This amendment is being filed because the pages of the financial statements included in the original filing were not in the proper order.

Item 1.01	Entry into a Material Definitive Agreement
Item 2.01	Completion of Acquisition of Assets
Item 2.03	Creation of a Direct Financial Obligation
Item 3.02	Unregistered Sale of Equity Securities
Item 5.01	Changes in Control of Registrant
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Closing of Acquisition

On April 25, 2008 Centale completed the acquisition of the outstanding capital stock of NexxNow China, Inc., a Delaware corporation.  In exchange for ownership of NexxNow China, Centale issued 43 million shares of its common stock to the shareholders.

NexxNow China is a recently-formed enterprise that intends to provide multi-media, sports-related advertising platforms focused on penetrating the Chinese consumer marketplace.  NexxNow China has secured rights to broadcast in China games played in the Premier Basketball League and the Continental Basketball League.

Assignment and Assumption of Obligations

Pursuant to the terms of the Share Exchange Agreement, on April 25, 2008 Centale assumed responsibility for the obligations of NexxNow China under the following agreements, which replace agreements made by NexxNow China:

Consulting Agreement – Market Vision Consulting, Inc..  In this agreement, Market Vision Consulting agreed to advise the management of Centale and to provide public relations services.  In compensation for the services, Centale will pay Market Vision Consulting $12,500 per month in cash and $50,000 per month in common stock.  However, payment cannot be made in stock to the extent that the payment would cause Market Vision Consulting or any of its affiliates to own more than 9.9% of the outstanding common shares of Centale.  Centale will be required to register the shares issuable under the agreement with the Securities and Exchange Commission for resale.  Thaddeus A. Wier, Jr., who was Centale’s Chief Executive Officer until April 25, 2008, is the sole shareholder of Market Vision Consulting, Inc.

Convertible Debentures – Various.  Centale has assumed the obligations of NexxNow China, Inc. to five unaffiliated investors, each of which holds a Subordinated Convertible Debenture.  The aggregate principal amount of the debentures is $105,605.  The debentures are payable on September 1, 2009 (except that one for $29,605 is payable on February 12, 2009) with interest at 6% per annum.  The principal and interest on the debentures may be converted by the holders into common stock of Centale at a conversion price equal to 80% of the average closing bid price for the five days preceding conversion.

New Management

Upon the closing of the acquisition of NexxNow China, Thaddeus A. Wier, Jr. resigned from his  position as a member of the Board of Directors and Chief Executive Officer of Centale, and Patrick T. Parker resigned from his position on the Board of Directors.  Centale and Mr. Wier agreed to terminate Mr. Wier’s employment contract with Centale, and in settlement of that agreement, Centale issued 1,000,000 shares of common stock to Mr. Wier.  Sterling Shepperd, the sole remaining director, then elected the following persons to serve on the Board of Directors:  Daniel Robbie, Paul Riley and Brittany Wier.

The following table identifies the individuals who are now officers and/or directors of Centale, Inc.
	Age	Positions Held	Director Since
Daniel T. Robbie	46	Chairman of the Board	2008
Paul Riley	41	Director, Chief Executive Officer, Chief Financial Officer	2008
Sterling Shepperd	33	Director, Vice President, Secretary	2007
Brittany Wier	21	Director	2008

Paul Riley has over fourteen years experience in the telecommunications industry.  From 1994 to 2004 Mr. Riley was employed by the Canadian Broadcast Company as a producer.  In 2004 Mr. Riley was admitted to practice law in Canada, and has been self-employed since 2004 as an attorney, specializing in telecommunications matters.  Mr. Riley was awarded a Bachelor Degree in Science 1993 by the Universiey of Dalhousianae, a Diploma in Journalism in 1997 by Humber College, and a Bachelor Degree in Law in 2003 by York University.  Mr. Riley is 41 years old.

Daniel T. Robbie has been involved since 2005 with Matrix Healthcare Solutions, Inc., and is currently employed by Matrix as Vice President, responsible for marketing software solutions to the medical industry.  From 2002 to 2004 Mr. Robbie was engaged as a consultant to Team Marketing, Inc., which was involved in sports marketing.  From 1998 to 2002 Mr. Robbie was involved with Tek 21, Inc., which designed and marketed desktop software solutions.  Mr. Robbie served at times as Chairman of Tek 21’s Board.  From 1984 until 1994 Mr. Robbie was employed by the Miami Dolphins, serving as President of Joe Robbie Stadium and Executive Vice President of the Dolphins when the team was sold by the Robbie family.  Mr. Robbie is 46 years old.

Sterling Shepperd.  Mr. Shepperd has been the Vice President and Corporate Secretary of Centale since July 2004.  In 2003 Mr. Shepperd was employed as Sales Manager for JMT Solutions, LLC, which was engaged in the business of direct response marketing in Palm Bay, Florida.  From 1999 until he joined JMT Solutions, Mr. Shepperd was employed by DanMark, Inc., an organization engaged in direct response marketing.  Mr. Shepperd served as Sales Manager and Trainer for two of DanMark’s offices.  Mr. Shepperd is 33 years old.

Brittany Wier is employed by Centale as Director of Business Development.  Ms. Wier will graduate in May 2008 from New York University with a Bachelor Degree, with a concentration in sports management.  In the Fall of 2007 Ms. Wier was employed as a Marketing Assistant by Superfly, Inc., which is engaged in entertainment marketing.  Ms. Wier is 21 years old.  She is the daughter of Thaddeus A. Wier, Jr., who was the Chief Executive Officer of Centale until April 25, 2008.

Employment Agreements

Centale has entered into employment agreements with the following members of management.  Each employment agreement is dated April 25, 2008.

Paul Riley.  Centale’s agreement with Paul Riley provides for Mr. Riley to serve as President of Centale.  Centale will pay Mr. Riley an annual salary of $90,000 plus an annual bonus in an amount to be determined between $45,000 and $90,000 by the Board of Directors.  The bonus will be payable in cash or in stock at Centale’s option.  Centale will also give Mr. Riley a $6,000 annual car allowance.  The agreement terminates on April 30, 2010.  If Mr. Riley’s employment terminates prior to January 1, 2009, the shares of Centale common stock that he received in exchange for his ownership of NexxNow China shares will be cancelled.

Sterling Shepperd.  Centale’s agreement with Sterling Shepperd provides for Mr. Shepperd to serve as Vice President of Centale.  Centale will pay Mr. Shepperd an annual salary of $66,000 plus an annual bonus in an amount to be determined between $16,500 and $66,000 by the Board of Directors.  The bonus will be payable in cash or in stock at Centale’s option.  The agreement terminates on April 30, 2010.

Brittany Wier.  Centale’s agreement with Brittany Wier provides for Ms. Wier to serve as Director of Business Development for Centale.  Centale will pay Ms. Wier an annual salary of $54,000 commencing on June 1, 2008 plus an annual bonus in an amount to be determined between $13,500 and $54,000 by the Board of Directors.  Centale will also give Ms. Wier a $3,600 annual car allowance and a $3,600 annual health insurance allowance.  The agreement terminates on December 31, 2009.

Change of Control

Upon completion of the acquisition, there are now 55,973,896 shares of Centale common stock issued and outstanding, including the 43,000,000 shares issued in exchange for NexxNow China, Inc.  The following table sets forth information known to us with respect to the beneficial ownership of our common stock as of the date of completion of the acquisition by the following:

•	each shareholder who will beneficially own more than 5% of our common stock;

•	Paul Riley, our Chief Executive Officer

•	each of the individuals who will be members of the Board of Directors; and

•	all of the individuals who will be our officers and directors as a group.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)		Percentage of Class
Paul Riley	9,971,014	(3)	17.8%
Daniel Robbie	621,986		1.1%
Sterling Shepperd	3,288,213	(4)	5.9%
Brittany Wier	21,811,594		39.0%
All officers and directors as a group (4 persons)	35,692,807	(4)	63.8%
Thaddeus A. Wier, Jr.	5,173,469		9.2%
Kenneth Keller 1206 Carriage Road East Aurora, NY 14052	5,455,453		9.7%
_______________________________
(1)	Except as otherwise indicated, the address of the shareholder is c/o Centale, Inc., 37 Hamburg Street, East Aurora, NY 14052

(2)	Except as otherwise noted, all shares are owned of record and beneficially.

(3)	Mr. Riley’s employment agreement with Centale provides that these shares will be surrendered and cancelled if Mr. Riley’s employment by Centale terminates prior to January 1, 2009.

(4)	Includes 2,492,754 shares held in trust for Hayden Financial Corp. pursuant to a Services Agreement.

Item 9.01	Financial Statements and Exhibits

Financial Statements

Audited financial statements of NexxNow China, Inc. for the period from October 24, 2007 (date of inception) through January 31, 2008.

Exhibits

10-a
Share Exchange Agreement dated March 28, 2008 among Centale, Inc. and the shareholders of NexxNow China, Inc. – filed as an exhibit to the Current Report on Form 8-K filed on April 4, 2008, and incorporated herein by reference.

10-b	Consulting Agreement dated April 25, 2008 between Centale, Inc. and Market Vision Consulting, Inc.

10-c	Employment Agreement dated April 25, 2008 between Centale, Inc. and Paul Riley.

10-d	Employment Agreement dated April 25, 2008 between Centale, Inc. and Sterling Shepperd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Centale, Inc.

Dated: May 5, 2008	By: /s/ Paul Riley
Paul Riley, Chief Executive Officer

NEXXNOW CHINA, INC.
(A DEVELOPMENT STAGE COMPANY)

FINANCIAL REPORTS
AT
JANUARY 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders of
NexxNow China, Inc. (A Development Stage Company)

We have audited the accompanying balance sheets of NexxNow China, Inc. as of January 31, 2008, and the related statements of operations, stockholder’s equity (deficit), and cash flows for the period from the date of inception (October 24, 2007) through January 31, 2008. NexxNow China, Inc.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NexxNow China, Inc. as of January 31, 2008, and the results of its operations and its cash flows for the period from the date of inception (October 24, 2007) through January 31, 2008 in conformity with accounting principles generally accepted in the United States of America.

           The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note C to the financial statements, the Company’s operating losses raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Rotenberg & Co., LLP

Rochester, New York
  May 5, 2008

NEXXNOW CHINA, INC. (A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET
JANUARY 31, 2008

(UNAUDITED)
January 31, 2008
ASSETS
Current Assets
Cash and Cash Equivalents	100
Total Current Assets	100

Fixed Assets
Furniture, Fixtures, and Equipment	5,000
Less: Accumulated Depreciation
Total Fixed Assets	5,000
TOTAL ASSETS	5,100

LIABILITIES & STOCKHOLDER'S EQUITY
Current Liabilities
Accounts Payable	119
Accrued Expenses	1,250
N/P - Related Party	12,840
N/P - Paul Riley	30,000
Total Current Liabilities	44,209

Total Liabilities	44,209
Equity

Common Stock: $.0001 Par, 100,000,000 Authorized 1 Share Issued and Outstanding as of January 31, 2008	0
Additional Paid In Capital	100
Accumulated Deficit	-39,209
Total Stockholder's Equity (Deficit)	(39,109)
TOTAL LIABILITIES & STOCKHOLDER'S EQUITY	5,100

The accompanying notes are an integral part of these financial statements.

NEXXNOW CHINA, INC. (A DEVELOPMENT STAGE COMPANY)
STATEMENT OF OPERATIONS
FROM OCTOBER 24, 2007 (INCEPTION) THROUGH JANUARY 31, 2008
(UNAUDITED)

October 24, 2007
(Inception) through
January 31, 2008

REVENUES	0

EXPENSES
Consulting Services	5,000
Miscellaneous	159
Professional Services	2,800
Salaries & Wages	31,250
Total Expense	39,209
Loss from Operations	(39,209)
Other Income/Expense
Other Income	0
NET LOSS FOR THE PERIOD	(39,209)

The accompanying notes are an integral part of these financial statements.

NEXXNOW CHINA, INC. (A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
FROM OCTOBER 24, 2007 (INCEPTION) THROUGH JANUARY 31, 2008
(UNAUDITED)

	COMMON STOCK		ADDITIONAL PAID IN	ACCUMULATED	STOCKHOLDER'S EQUITY
	NUMBER OF SHARES	VALUE	CAPITAL	DEFICIT	(DEFICIT)

BALANCE - OCTOBER 24, 2007	0	0	0	0	0

Common Stock Issued in Exchange for Services	1	0	100		100

Net Loss for the Period (unaudited)				(39,209)	(39,209)

BALANCE - JANUARY 31, 2008	1	0	100	(39,209)	(39,109)

The accompanying notes are an integral part of these financial statements.

NEXXNOW CHINA, INC. (A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CASH FLOWS
FROM OCTOBER 24, 2007 (INCEPTION) TROUGH JANUARY 31, 2008
(UNAUDITED)

October 24, 2007
(Inception) through
January 31, 2008
CHANGES IN ASSETS AND LIABILITIES
Net Loss for the Period	(39,209)

NON-CASH ADJUSTMENTS
Common Stock issued in exchange for services	100
Notes Payable issued in exchange for services	42,840

Cash Flows from Operating Activities
Accounts Payable	119
Accrued Expenses	1,250
Net cash provided by Operating Activities	5,100

Cash Flows from Investing Activities Purchases of Furniture, Fixtures, Equipment	(5,000)
Net Cash Used in Investing Activities	(5,000)

NET CHANGE IN CASH AND CASH EQUIVALENTS	100
CASH AND CASH EQUIVALENTS -BEGINNING OF PERIOD	0
CASH AND CASH EQUIVALENTS - END OF PERIOD	100

The accompanying notes are an integral part of these financial statements.

NEXXNOW CHINA, INC. (A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2008
AUDITED

Note A -The Company

History
The Company was incorporated on October 24, 2007 in the State of Delaware as a Limited Liability Corporation.

Nature of Operations
The Company’s primary business initiative is to become a premier exporter of US minor league basketball and streetball coverage and culture to China via television and broadband distribution.

Note B -Summary of Significant Accounting Policies

Method of Accounting

The financial statements of NexxNow China, Inc. (the “Company” included herein, have been prepared by the Company pursuant to the rules and regulations of the Security Exchange Commission (the “SEC”).  The Company maintains its books and prepares its financial statements on the accrual basis of accounting.

Cash and Cash Equivalents
Cash and cash equivalents include time deposits, certificates of deposits and all highly liquid debt instruments with original maturities of three months or less.

The Company maintains cash and cash equivalents at financial institutions, which periodically may exceed federally insured amounts.

Income Taxes

The Company accounts for income taxes in accordance with SFAS No. 109 “Accounting for Income Taxes” using the asset and liability approach, which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and the tax  basis of such assets and liabilities.  This method utilizes enacted statutory tax rates in effect for the year in which the temporary differences are expected to reverse and gives immediate effect to changes in the income tax rates upon enactment.  Deferred tax assets are recognized, net of any valuation allowance, for temporary differences and net operating loss and tax credit carry forwards.  Deferred income tax expense represents the change in net deferred assets and liability balances.  The Company had no material deferred tax assets or liabilities for the periods presented.  Deferred income taxes result from temporary differences between the basis of assets and liabilities recognized for differences between the financial statement and tax basis thereon, and for the expected future benefits to be derived from net operating losses and tax credit carry forwards.  The Company has had significant operating losses and a valuation allowance is recorded for the entire amount of the deferred tax assets.

 - continued -

NEXXNOW CHINA, INC. (A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2008
AUDITED

Note B -Summary of Significant Accounting Policies - continued

Fixed Assets and Depreciation
Property and equipment are stated at cost, less accumulated depreciation computed using the straight line method over 10 years. Depreciation was deemed immaterial as of January 31, 2008.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results can differ from those estimates.

Note C -Contracts

On November 1, 2007 NexxNow China, Inc. entered an employment agreement with Paul Riley to be CEO.  From November 1, 2007 through April 30, 2008 Paul Riley’s salary will be $10,000 per month.  From May 1, 2008 to October 31, 2008 $12,500 per month, and $15,000-20,000 per month after November 1, 2008.

On November 7, 2007 ADDD, LLC engaged NexxNow as its agent for 1 year to secure a distribution deal for television broadcasting rights of the Premier Basketball League.  There will be a 50/50 sharing of costs of production and facilitation and revenue generated should NexxNow secure a deal with a media partner or broadcaster.

On November 10, 2007 NexxNow China, Inc. entered into an agreement with Market Vision Consulting, Inc.  Market Vision is to advise the management of Centale, Inc. and provide public relations services.  Once NexxNow China, Inc. has achieved public status or has been acquired by a Public Company, on a monthly basis thereafter Market Vision Consulting, Inc. shall be entitled to $12,500 per month and $50,000 in common stock per month.

On January 3, 2008 CBA Properties, LLC (CBAP) engaged NexxNow to produce and distribute CBA games to and in the country of China.  NexxNow will pay CBAP 20% of the gross receipts from all the monies related to the exploitation of the CBAP media rights.

On January 9, 2008 NexxNow engaged The Oden Firm and Nate Peake (collectively the “Agent”) as an Agent for securing professional athletes to be represented exclusively by NexxNow in the country of China for the purposes of corporate endorsements. In exchange, NexxNow will grant the Agent 20 shares of NexxNow common stock upon NBA stars Steve Francis and Monte Ellis signing exclusive China agency representation agreements with NexxNow.  NexxNow will also grant the Agent 30 shares of NexxNow common stock paid on a pro rata basis upon Agent delivering 8 additional NexxNow approved professional athletes who sign exclusive China agency representation agreements with NexxNow.

 - continued -

NEXXNOW CHINA, INC. (A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2008
AUDITED

Note C -Contracts - continued

On January 15, 2008 NexxNow China, Inc. entered an employment agreement with Brittany Wier to be employed as Director of Business Development.  From March 1, 2008 through May 31, 2008 Wier’s salary will be $2,500 per month.  After June 1, 2008 Wier’s salary will be $4,500 per month.

On January 30, 2008 NexxNow entered an agreement with CBA Properties, LLC. NexxNow seeks to own and operate a professional basketball team in the city of Buffalo, New York that will compete in the League.  In this regard, NexxNow agrees to become a member of the PBL.  NexxNow will pay PBL 20% of the gross revenue from all the monies related to media content delivered to China.

Note D -Notes Payable - Related Party

Notes Payable - Related Party are due to DYB Holdings, Inc. and consisted of the following:

January 31,	2008

Note due on January 31, 2009, $12,840 with interest at 6%	$12,840

Total Notes Payable – Related Party	$12,840

Less: Amount Due Within One Year	12,840

Amount Due After One Year	$—

Note E –Related Party Transactions

Thaddeus Wier, majority owner of the Company, is also the sole owner of DYB Holdings, Inc.  DYB Holdings, Inc. is a privately held company that was created in order to assist the Company in achieving public status.

Note F - Note Payable -Paul Riley

January 31,	2008

Paul Riley note due on January 31, 2009, $30,000 with interest at 6%	$30,000

Total Note Payable	$30,000

Less: Amount Due Within One Year	30,000

Amount Due After One Year	$—

NEXXNOW CHINA, INC. (A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2008
AUDITED

Note G -Going Concern

The Company’s financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business.

The Company’s continued existence is dependent upon its ability to raise capital or to market and sell its products.  The financial statements do no include any adjustments that might be necessary should the Company be unable to continue as a going concern.

Note H -Recent Pronouncements

In December 2007, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard (“SFAS”) No. 141(R), "Business Combinations”.  SFAS 141(R) establishes principles and requirements for how the acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, an any noncontrolling interest in the acquiree, recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase, and determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination.  SFAS 141(R) is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008.  As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2009/2010.  The Company is currently evaluating the impact of SFAS 141(R) on its consolidated financial statements but does not expect it to have a material effect.

In December 2007, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard (“SFAS”) No. 160, "Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51”.  SFAS 160 establishes accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary.  SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008.  As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2009/2010.  The Company is currently evaluating the impact of SFAS 160 on its consolidated financial statements but does not expect it to have a material effect.